SIX CIRCLES FUNDS

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

Six Circles Managed Equity Portfolio International Unconstrained Fund

(each a series of Six Circles Trust)

Supplement dated October 1, 2024

to the Prospectus dated April 30, 2024

On September 10, 2024, the Board of Trustees of the Six Circles Trust (the “Trust”) approved a change to the Portfolio Holdings Policy of the above listed funds.

Effective October 1, 2024 the first paragraph of the “Portfolio Holdings Disclosure” section of the Prospectus is hereby deleted and replaced with the following:

No sooner than thirty calendar days after the end of each month, each Fund intends to disclose a schedule of its portfolio holdings as of the last day of that month. The Funds will post these schedules on the Six Circles Funds’ website at www.sixcirclesfunds.com. Not later than 60 days after the end of each fiscal quarter, each Fund will disclose its portfolio holdings schedule, as of the last day of that quarter, to the public. The quarterly schedules will be posted on the SEC’s website at www.sec.gov. From time to time, each Fund may post portfolio holdings on the Six Circles Funds’ website more frequently.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUS FOR FUTURE REFERENCE

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